UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNVAX

Putnam International Capital Opportunities Fund

Semiannual report
2|29|12

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Capital
Opportunities Fund

Semiannual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety or reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing early signs of recovery. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the eurozone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam International Capital Opportunities Fund

Tapping a world of potential in small international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Since 1995, Putnam International Capital Opportunities Fund has sought to capitalize on this large and diverse universe of stocks. Backed by a team of highly skilled equity analysts, the fund's managers have the flexibility to invest in growth- and value-style stocks.

A diverse range of markets

Putnam International Capital Opportunities Fund invested in 30 countries outside the United States as of February 29, 2012.

Fundamental business strength and attractive valuations

Putnam International Capital Opportunities Fund holdings
U.S. small-cap stocks
15.35%
10.07%
10.19x
16.34x
Return on equity (ROE)
(as of 8/31/11, most recent fiscal year-end)
Price/earnings ratio
(projected for year ended 8/31/12)

ROE is a company's net income divided by average common shareholders' equity in the company. Data exclude stocks with an ROE less than zero or greater than 100.

Price/earnings ratio is the market capitalization divided by after-tax earnings.

U.S. small-cap stocks are represented by the Russell 2000 Index. It is not possible to invest directly in an index.

"We determine a value for companies by analyzing cash flows, earnings, and balance sheets, and we try to own companies when we believe their stocks are priced at a discount to our estimate of their intrinsic value."

Joseph P. Joseph
Portfolio Manager
Putnam International Capital Opportunities Fund

2

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

The fund edged ahead of its benchmark for the period. To what do you attribute this result?

Our bottom-up valuation-based process worked during the period, and we had positive stock selection in several sectors, including industrials, materials, and consumer discretionary. We held stocks in those sectors that we believed had attractive upside over time, and this helped us to slightly outperform the benchmark during the period.

How did Europe’s changing economic fortunes affect smaller-cap international stocks, and how did you respond in managing the portfolio?

Valuations of small and midsize European stocks became especially attractive during the period as a result of the volatility that struck international markets on news of Greece’s deepening fiscal troubles and other debt-related problems in Europe. Consequently, we reduced our benchmark-relative overweight position in Japanese stocks — bringing it to about neutral relative to the benchmark — and allocated more assets to European stocks. During the period, we increased our exposure to attractively valued companies in the United Kingdom, Germany, and France.

Many of the worst-case scenarios in Europe appear to have become less likely as a result of European policymakers’ actions. Long-term refinancing operations [LTROs] were effective in bringing down the overall level of uncertainty surrounding European

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

banks, and that has increased our confidence with respect to European stock investing.

Amid the strong performance of smaller-cap stocks in recent months, have any sectors stood out as offering the best relative value?

Small caps in a variety of sectors have done well in the early months of the year, and international consumer discretionary stocks are especially attractive to us now. Although company data suggest the economy is making forward strides, investors are still negative on the European consumer’s ability to support a broad range of businesses. This creates attractive valuation opportunities, in our view, and the fund is positioned to take advantage of them. Investors also have not been very discriminating in the banking industry, a fact that was reflected in the way many higher-quality bank stocks sold off during the period together with the stocks of lower-quality banks that are in greater financial distress.

Which strategies or holdings contributed most to the fund’s positive return?

Ashtead Group is a U.K.-based equipment rental company whose clients are non-residential construction companies. The stock rose as the non-residential real estate market began to stabilize during the period, and as the company’s pricing and utilization improved. These positive factors helped the stock become the top contributor to the fund’s returns.

One stock that had been a detractor from performance in the prior fiscal period became the second-largest contributor to performance in the most recent six months. This company, DNO International, is a Norway-based oil drilling company with operations in countries such as Yemen, Kurdistan, and Oman. The company benefited from higher oil prices during the period and managed to meaningfully increase production in one of its fields.

Shin-Kobe Electric Machinery is a Japanese chemicals company that was bought out by

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings,will vary over time.

another company during the period. After the announcement of this sale, we sold the stock, taking profits for the fund.

Another contributor was Barratt Developments, a U.K.-based homebuilder whose stock we purchased when it was trading very cheaply relative to the company’s book value and that rebounded as the sector’s outlook brightened.

Which strategies or holdings detracted from the fund’s returns?

DeNA is a Japanese online advertising and game company that focuses on the Japanese market. The popularity of one of its key games appeared to peak during the period, and some of its newer titles have not caught on yet with consumers. Although these factors weighed on the stock, the recent downdraft in performance does not change our positive outlook for the company, and thus we continue to own it in the fund.

Atlas Iron is an Australia-based producer of iron ore. The company missed earnings estimates during the period because of higher operating and exploration costs. We continue to own this company, based on our belief in the company’s management and global demand for metals like iron.

One stock that had performed poorly in the prior fiscal period, but that we continued to own in the hope of its eventual recovery, was unable to turn its performance around. This company, Eniro, is a telephone directory service based in Sweden. It has struggled in its attempt to transition from publishing paper telephone directories in Europe to an online business model. As a result of its continued

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

disappointing financial performance, we sold the stock.

Did the fund maintain any currency positions that affected performance?

We used currency forwards to hedge portions of our foreign currency exposures. Overall, the fund experienced a negative impact from these currency positions during the period, though this was offset by our positive stock selection results.

What is your outlook for international small-cap stocks?

Internationally, we continue to find what we consider to be very compelling valuation opportunities, stocks that we believe have potentially greater upside potential versus their U.S. small- and mid-cap counterparts. The European debt crisis, while it was painful for equity markets through late summer and early fall of 2011, has turned up a number of interesting areas for us to consider for investment. We are excited that, economically, the U.S. recovery appears to be showing some momentum, and we expect this to have a positive effect on Europe and other areas in the global markets.

As we mentioned, European stocks became a better relative value opportunity in our analysis when compared with many Japanese stocks. We feel optimistic about the potential in a variety of European names, especially if investors get more comfortable investing in safer havens in the eurozone and if the indiscriminate sell-off of companies in industries such as banking entices more investors to look for deep-value opportunities.

Thanks, Joe, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph P. Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. A Certified Public Accountant, he joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy J. Farina, CFA, and John McLanahan, CFA.

IN THE NEWS

Europe looks as if it may be headed back into recession. Sharp declines in household spending, exports, and manufacturing activity led to an economic downdraft in the final months of 2011. Economic output for the 17 eurozone countries contracted 0.3% from October to December, according to Eurostat, the European Union’s statistics office. Officials are forecasting a recession in 2012, the region’s second slowdown in three years. However, there are vast differences in health among the various eurozone economies. Officials warn that Greece is likely to remain in recession in 2012 and will likely not return to growth until 2014. Conversely, Germany and France, the eurozone’s largest and healthiest economies, are seen avoiding recession this year. If European officials can find a solution to stave off financial crises for the region’s most indebted member countries, economists believe that growth could turn positive in the second half of 2012.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.71%	10.30%	9.87%	9.87%	9.88%	9.88%	10.15%	9.91%	10.45%	10.91%

10 years	133.93	120.42	116.88	116.88	116.86	116.86	122.56	114.77	128.76	139.76
Annual average	8.87	8.22	8.05	8.05	8.05	8.05	8.33	7.94	8.63	9.14

5 years	–6.48	–11.86	–9.96	–11.65	–9.92	–9.92	–8.79	–11.99	–7.60	–5.30
Annual average	–1.33	–2.49	–2.08	–2.45	–2.07	–2.07	–1.82	–2.52	–1.57	–1.08

3 years	106.08	94.20	101.46	98.46	101.52	101.52	103.08	96.03	104.58	107.70
Annual average	27.26	24.76	26.30	25.67	26.31	26.31	26.64	25.15	26.95	27.59

1 year	–10.65	–15.79	–11.31	–15.65	–11.34	–12.21	–11.08	–14.19	–10.84	–10.42

6 months	1.48	–4.35	1.11	–3.85	1.08	0.09	1.23	–2.32	1.38	1.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/29/12

	S&P Developed Ex-U.S.	Lipper International Small/Mid-Cap
	SmallCap Index	Core Funds category average*

Annual average (life of fund)	6.72%	10.03%

10 years	182.59	130.39
Annual average	10.95	8.57

5 years	–5.53	–10.93
Annual average	–1.13	–2.35

3 years	105.89	102.02
Annual average	27.22	26.34

1 year	–6.05	–6.30

6 months	1.32	2.12

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/12, there were 63, 62, 54, 32, 24, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.872		$0.555	$0.591	$0.690		$0.830	0.966

Capital gains	—		—	—	—		—	—

Total	$0.872		$0.555	$0.591	$0.690		$0.830	$0.966

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$32.47	$34.45	$32.08	$32.11	$32.22	$33.39	$31.95	$32.54

2/29/12	31.92	33.87	31.78	31.76	31.80	32.95	31.41	31.92

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.68%	10.28%	9.85%	9.85%	9.86%	9.86%	10.13%	9.88%	10.42%	10.89%

10 years	113.19	100.93	97.59	97.59	97.66	97.66	102.71	95.64	108.48	118.51
Annual average	7.86	7.23	7.05	7.05	7.05	7.05	7.32	6.94	7.62	8.13

5 years	–8.63	–13.89	–12.02	–13.68	–12.00	–12.00	–10.90	–14.00	–9.71	–7.46
Annual average	–1.79	–2.95	–2.53	–2.90	–2.52	–2.52	–2.28	–2.97	–2.02	–1.54

3 years	88.97	78.13	84.74	81.74	84.72	84.72	86.14	79.64	87.66	90.41
Annual average	23.63	21.22	22.70	22.03	22.70	22.70	23.01	21.56	23.35	23.95

1 year	–9.59	–14.80	–10.27	–14.67	–10.29	–11.16	–10.05	–13.20	–9.82	–9.35

6 months	18.95	12.10	18.50	13.50	18.50	17.50	18.64	14.50	18.82	19.13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 8/31/11	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

Annualized expense ratio for the six-month period
ended 2/29/12*	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.19% from annualizing the performance fee adjustment for the six months ended 2/29/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.96	$10.70	$10.70	$9.46	$8.21	$5.71

Ending value (after expenses)	$1,014.80	$1,011.10	$1,010.80	$1,012.30	$1,013.80	$1,016.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.97	$10.72	$10.72	$9.47	$8.22	$5.72

Ending value (after expenses)	$1,017.95	$1,014.22	$1,014.22	$1,015.47	$1,016.71	$1,019.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Developed Ex-U.S. SmallCap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 2/29/12 (Unaudited)

COMMON STOCKS (98.8%)*	Shares	Value

Australia (4.5%)
Abacus Property Group R	1,893,764	$3,919,768

Atlas Iron, Ltd.	1,882,554	6,367,299

Beach Energy, Ltd.	2,485,978	4,146,212

Charter Hall Office REIT R	1,120,655	3,673,219

Flight Centre, Ltd. S	248,586	5,956,735

Incitec Pivot, Ltd.	1,073,255	3,723,457

Medusa Mining, Ltd.	580,223	3,914,406

Mount Gibson Iron Ltd.	2,156,683	2,900,172

Nufarm, Ltd. †	698,428	3,516,844

Sigma Pharmaceuticals, Ltd.	2,135,824	1,375,933

Wotif.com Holdings, Ltd. S	1,122,885	5,512,735

		45,006,780
Austria (0.6%)
Bank Austria Creditanstalt AG F	471	—

CA Immobilien Anlagen AG †	175,442	1,824,117

EVN AG	129,468	1,790,448

Wienerberger AG	239,275	2,948,770

		6,563,335
Belgium (0.1%)
Gimv NV	18,785	917,749

		917,749
Canada (9.8%)
AuRico Gold, Inc. †	446,700	4,379,190

Aurizon Mines, Ltd. †	679,100	3,603,290

Calfrac Well Services, Ltd.	123,695	4,041,699

Canaccord Financial, Inc.	503,343	4,675,044

Centerra Gold, Inc.	258,000	5,188,943

Domtar Corp.	40,200	3,853,974

Enerplus Corp. (Unit) S	108,953	2,636,146

Ensign Energy Services, Inc.	258,724	4,609,939

Harry Winston Diamond Corp. †	306,182	4,143,491

HudBay Minerals, Inc.	349,408	4,212,883

Industrial Alliance Insurance and Financial Services, Inc.	90,000	2,454,091

Inmet Mining Corp.	73,691	5,003,347

InnVest Real Estate Investment Trust R	713,600	3,937,800

Lululemon Athletica, Inc. †	96,899	6,491,925

Lundin Mining Corp. †	1,051,148	5,503,003

Methanex Corp.	126,961	3,980,323

Neo Material Technologies, Inc. †	343,000	3,019,385

Open Text Corp. †	112,674	6,873,518

Pason Systems, Inc.	159,861	2,347,547

Peyto Energy Trust units S	266,707	4,981,298

Precision Drilling Corp. †	396,800	4,804,350

TMX Group, Inc.	52,500	2,292,183

Trican Well Service, Ltd. S	228,095	4,179,456

		97,212,825

COMMON STOCKS (98.8%)* cont.	Shares	Value

China (1.1%)
AAC Technologies Holdings, Inc.	1,936,000	$4,942,702

Hopson Development Holdings, Ltd. S	4,026,000	3,261,209

SRE Group, Ltd.	38,402,000	2,422,596

		10,626,507
Denmark (1.2%)
DSV A/S	146,822	3,420,339

H. Lundbeck A/S	206,456	4,365,602

Sydbank A/S	200,653	3,854,563

		11,640,504
Finland (1.1%)
Cramo OYJ S	205,597	3,319,871

Poyry OYJ	198,777	1,722,722

Ramirent OYJ	300,026	3,129,843

YIT OYJ	128,508	2,833,544

		11,005,980
France (6.1%)
Arkema	62,931	5,766,717

Cap Gemini SA	146,813	6,468,455

Dassault Systemes SA	53,025	4,402,608

Havas Advertising SA	964,305	4,903,864

Ingenico S	111,090	5,318,565

Jacquet Metal Service †	90,517	1,205,837

M6-Metropole Television	191,833	3,363,420

Nexans SA	59,329	4,109,497

Publicis Group SA	104,269	5,704,649

Rexel SA	233,202	5,140,447

SEB SA	49,957	4,186,478

Teleperformance	164,548	4,405,371

Valeo SA	102,175	5,497,517

		60,473,425
Germany (6.8%)
Bertrandt AG S	32,035	2,651,722

Carl Zeiss Meditec AG	122,190	2,857,029

Celesio AG	129,783	2,403,447

Draegerwerk AG & Co., KGaA (Preference)	50,786	5,574,009

Gerry Weber International AG	130,577	4,914,587

Gildemeister AG †	284,320	4,585,367

Hamburger Hafen und Logistik AG	94,391	3,343,881

HeidelbergCement AG	61,879	3,331,455

Heidelberger Druckmaschinen AG † S	432,135	799,118

Hugo Boss AG (Preference)	48,669	5,066,729

Krones AG S	29,921	1,708,161

Lanxess AG	103,824	7,760,013

Leoni AG	75,720	3,797,188

MTU Aero Engines Holding AG	62,692	4,775,097

Puma AG Rudolf Dassler Sport	9,825	3,409,249

Software AG	160,062	6,082,971

Stada Arzneimittel	83,539	2,556,537

Vossloh AG	24,284	2,568,226

		68,184,786

COMMON STOCKS (98.8%)* cont.	Shares	Value

Greece (0.1%)
Public Power Corp. SA	129,079	$603,621

		603,621
Hong Kong (1.5%)
Dah Sing Financial Group	751,600	2,954,822

Hutchison Telecommunications Hong Kong Holdings, Ltd.	8,088,000	3,437,329

SmarTone Telecommunications Holdings, Ltd.	1,956,500	4,145,251

Wing Hang Bank, Ltd.	502,000	4,761,238

		15,298,640
Hungary (0.5%)
Richter Gedeon Nyrt	27,220	4,890,679

		4,890,679
Ireland (1.6%)
Kerry Group PLC Class A	159,330	6,792,809

Kingspan Group PLC	507,627	5,478,121

United Drug PLC	1,198,537	3,608,791

		15,879,721
Italy (1.9%)
Ansaldo STS SpA	373,375	3,748,266

Danieli & Co. SpA S	169,638	4,542,773

De’Longhi SpA	426,785	5,009,414

Iride SpA	1,879,597	1,805,518

Recordati SpA	518,218	3,935,403

		19,041,374
Japan (18.2%)
Advance Residence Investment Corp. R	2,333	4,331,237

Aeon Delight Co., Ltd.	160,600	3,021,996

Aica Kogyo Co., Ltd.	184,100	2,557,601

Amano Corp.	250,700	2,287,096

Brother Industries, Ltd.	241,300	3,125,825

Capcom Co., Ltd.	253,400	5,618,238

Central Glass Co., Ltd.	893,000	4,027,999

Chiyoda Integre Co., Ltd.	252,500	3,029,963

Daifuku Co., Ltd.	791,000	4,587,651

Dainippon Sumitomo Pharma Co., Ltd.	335,200	3,479,535

DeNA Co., Ltd.	129,400	4,214,791

Disco Corp. S	60,900	3,364,959

Fujikura, Ltd.	648,000	2,253,149

Horiba, Ltd.	90,800	2,892,530

Ibiden Co., Ltd.	123,000	2,942,949

Itochu Techno-Solutions Corp.	42,700	1,901,129

Japan Aviation Electronics Industry, Ltd.	612,000	4,969,053

Japan Petroleum Exploration Co.	44,500	2,163,410

Japan Real Estate Investment Corp. R S	557	4,922,224

JSR Corp.	270,700	5,697,054

Kansai Urban Banking Corp.	1,715,000	2,725,501

Keihin Corp.	278,700	5,629,881

Kenedix, Inc. † S	8,147	1,491,879

Kobayashi Pharmaceutical Co., Ltd.	58,400	2,824,361

Kose Corp.	122,200	2,732,006

COMMON STOCKS (98.8%)* cont.	Shares	Value

Japan cont.
Kuroda Electric Co., Ltd.	215,700	$2,266,332

Mandom Corp.	124,300	3,056,386

Meitec Corp.	150,100	3,022,375

Melco Holdings, Inc.	78,700	1,984,269

Mitsubishi Tanabe Pharma	250,700	3,426,463

Miura Co., Ltd.	36,400	994,265

Moshi Moshi Hotline, Inc.	450,000	4,466,351

Musashino Bank, Ltd. (The)	75,300	2,592,828

Nihon Kohden Corp.	171,700	4,405,952

Nippon Express Co., Ltd.	729,000	2,862,609

Nippon Konpo Unyu Soko Co.	257,000	2,863,519

Nissha Printing Co., Ltd. S	77,900	1,104,363

Nissin Kogyo Co., Ltd.	278,300	4,701,557

Nitto Denko Corp.	133,900	5,494,531

NOK Corp.	252,800	5,068,195

NTT Urban Development Corp.	2,722	2,172,030

Ono Pharmaceutical Co., Ltd.	67,300	3,670,749

Sanwa Holdings Corp.	719,000	2,509,252

Seikagaku Corp.	189,300	2,125,909

Sohgo Security Services Co., Ltd.	284,300	3,386,978

Suruga Bank, Ltd. (The)	424,000	3,917,337

Suzuken Co., Ltd.	81,300	2,389,460

Taikisha, Ltd.	187,300	3,750,211

Tamron Co., Ltd.	168,800	4,926,164

Tokai Tokyo Financial Holdings, Inc.	661,000	2,485,674

Toppan Forms Co., Ltd.	210,300	1,802,729

Toshiba Machine Co., Ltd.	757,000	3,986,453

Union Tool Co.	207,700	3,926,539

Unipres Corp.	135,200	3,717,226

Ushio, Inc.	92,500	1,373,863

		181,242,586
Mexico (0.8%)
CEMEX SAB de CV (Units) †	3,616,253	2,771,075

Grupo Financiero Banorte SAB de CV	1,200,700	4,862,194

		7,633,269
Netherlands (2.7%)
Aalberts Industries NV	226,891	4,591,736

Arcadis NV S	237,680	4,322,422

Imtech NV S	114,772	3,844,939

Koninklijke BAM Groep NV	601,351	2,843,386

Mediq NV	200,806	3,259,898

Nieuwe Steen Investments NV R	113,848	1,345,550

Randstad Holding NV	89,837	3,399,190

USG People NV	348,281	3,536,255

		27,143,376
Norway (3.0%)
DNO International ASA † S	2,309,893	4,326,865

Petroleum Geo-Services ASA †	131,469	2,004,000

COMMON STOCKS (98.8%)* cont.	Shares	Value

Norway cont.
Schibsted ASA	225,220	$7,393,973

Ship Finance International, Ltd. S	234,571	3,220,660

SpareBank 1 SR-Bank ASA S	615,119	4,512,091

TGS-NOPEC Geophysical Co. ASA	192,047	5,549,002

Veidekke ASA	341,400	2,754,704

		29,761,295
Poland (0.4%)
Warsaw Stock Exchange	280,074	3,786,873

		3,786,873
Russia (0.2%)
Oriflame Cosmetics SA SDR S	65,389	2,262,051

		2,262,051
Singapore (1.1%)
Cape PLC	369,310	2,567,529

Great Eastern Holdings, Ltd.	219,000	2,399,673

Neptune Orient Lines, Ltd.	2,471,000	2,638,949

Straits Asia Resources, Ltd.	1,579,000	3,329,160

		10,935,311
South Africa (0.3%)
African Rainbow Minerals, Ltd.	118,339	3,008,906

		3,008,906
South Korea (4.6%)
BS Financial Group, Inc. †	309,870	3,839,211

Daelim Industrial Co., Ltd.	44,241	4,946,645

Daum Communications Corp.	36,937	3,710,886

DGB Financial Group, Inc. †	340,110	4,551,246

Dong-A Pharmaceutical Co., Ltd.	56,310	4,271,017

GS Home Shopping, Inc.	36,979	3,957,304

Halla Climate Control	258,220	5,365,753

KP Chemical Corp.	172,550	2,547,527

LG Fashion Corp.	121,500	4,550,016

NHN Corp. †	24,820	5,171,555

Seah Besteel Corp.	80,814	3,489,667

		46,400,827
Spain (0.9%)
Fomento de Construcciones y Contratas SA S	100,490	2,546,450

Gestevision Telecinco SA S	511,999	3,058,016

Prosegur Cia de Securidad SA	61,771	3,102,615

		8,707,081
Sweden (2.4%)
AF AB Class B	168,120	3,283,991

Assa Abloy AB Class B	119,802	3,639,252

Boliden AB	339,622	5,948,826

Intrum Justita AB	272,644	4,347,108

Meda AB Class A	411,738	3,889,134

Modern Times Group AB Class B	65,378	3,197,364

		24,305,675
Switzerland (6.9%)
Actelion NV †	122,613	4,622,891

Adecco SA † S	85,712	4,295,548

Baloise Holding AG Class R	48,296	3,800,901

COMMON STOCKS (98.8%)* cont.	Shares	Value

Switzerland cont.
Banque Cantonale Vaudoise (BCV)	11,346	$5,982,140

Barry Callebaut AG †	5,018	4,914,279

Bucher Industries AG	24,568	5,232,954

Burckhardt Compression Holding AG	11,503	3,110,019

Dufry AG †	33,987	4,109,846

Ferrexpo PLC	962,763	4,913,564

Forbo Holding AG †	6,911	4,591,037

Georg Fischer AG †	11,226	5,332,567

Helvetia Patria Holding †	6,884	2,427,320

Nobel Biocare Holding AG †	200,172	2,365,247

Partners Group Holding AG	46,526	8,665,448

Sika AG	1,999	4,352,857

		68,716,618
Taiwan (1.7%)
Kinsus Interconnect Technology Corp.	1,119,000	3,938,916

Largan Precision Co., Ltd.	212,000	4,705,212

Radiant Opto-Electronics Corp.	876,130	3,878,193

TSRC Corp.	1,672,000	4,246,436

		16,768,757
Thailand (0.3%)
Thoresen Thai Agencies PCL	5,284,900	3,527,341

		3,527,341
United Kingdom (17.3%)
Aegis Group PLC	1,812,579	4,980,033

Amlin PLC	629,060	3,516,711

Ashmore Group PLC	796,845	4,890,790

Ashtead Group PLC	1,858,829	7,304,312

Aveva Group PLC	202,575	5,520,598

Barratt Developments PLC †	2,059,297	4,822,472

Burberry Group PLC	285,597	6,415,511

Close Brothers Group PLC	295,213	3,463,701

Debenhams PLC	3,436,433	4,034,662

Dragon Oil PLC	638,086	5,826,852

Hargreaves Lansdown, PLC	677,980	4,619,637

Hays PLC	2,141,482	2,744,245

Hiscox, Ltd.	715,496	4,666,959

IMI PLC	222,446	3,429,188

Inchcape PLC	611,468	3,650,860

Interserve PLC	811,939	3,941,019

Kazakhmys PLC	234,375	4,135,097

Keller Group PLC	228,479	1,523,920

Kier Group PLC	138,158	2,714,475

Man Group PLC	507,844	1,057,579

Meggitt Holdings PLC	759,983	4,671,796

Michael Page International PLC	689,871	4,978,332

Mitie Group	750,003	3,173,858

Morgan Sindall Group PLC	227,277	2,442,439

National Express Group PLC	988,382	3,671,594

COMMON STOCKS (98.8%)* cont.	Shares	Value

United Kingdom cont.
Next PLC	119,199	$5,254,750

Persimmon PLC	327,253	3,516,834

Rathbone Brothers PLC	244,790	4,825,117

Savills PLC	845,627	4,884,813

Schroders PLC	198,221	4,875,308

Segro PLC R	622,487	2,327,239

SIG PLC	1,915,429	3,547,006

Spectris PLC	240,582	6,678,846

Speedy Hire PLC	5,693,221	2,490,770

Subsea 7 SA †	192,353	4,621,786

Tate & Lyle PLC	692,668	7,686,210

Taylor Wimpey PLC †	6,205,816	4,905,811

Travis Perkins PLC	248,805	4,251,149

UBM PLC	445,431	4,131,349

Whitbread PLC	213,790	5,771,811

		171,965,439
United States (1.1%)
Amdocs, Ltd. †	150,492	4,615,590

Aspen Insurance Holdings, Ltd.	158,714	4,210,682

Axis Capital Holdings, Ltd.	62,562	1,930,031

		10,756,303

Total common stocks (cost $856,758,640)		$984,267,634

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Nieuwe Steen Investments NV F	4/1/13	EUR 0.01	126,921	$169

Total warrants (cost $—)				$169

SHORT-TERM INVESTMENTS (6.2%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	58,740,226	$58,740,226

SSgA Prime Money Market Fund 0.13% P	331,000	331,000

U.S. Treasury Bills with an effective yield of 0.097%,
January 10, 2013 ##	$241,000	240,674

U.S. Treasury Bills with an effective yield of 0.090%,
November 15, 2012	502,000	501,486

U.S. Treasury Bills with an effective yield of 0.088%,
May 3, 2012	176,000	175,977

U.S. Treasury Bills with an effective yield of zero %,
July 26, 2012 [i]	232,000	231,884

U.S. Treasury Bills with effective yields ranging from
0.094% to 0.102%, December 13, 2012 ##	781,000	780,067

U.S. Treasury Bills with effective yields ranging from
0.071% to 0.077%, July 26, 2012	939,000	938,588

Total short-term investments (cost $61,940,668)		$61,939,902

TOTAL INVESTMENTS

Total investments (cost $918,699,308)		$1,046,207,705

Key to holding’s currency abbreviations

EUR	Euro
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $995,971,859.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $1,464,573 to cover certain derivatives contracts.

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $289,283,523) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	3/22/12	$2,225,324	$2,222,908	$2,416

	British Pound	Buy	3/22/12	1,501,437	1,493,722	7,715

	Canadian Dollar	Buy	3/22/12	1,214,673	1,204,930	9,743

	Euro	Buy	3/22/12	9,929,331	9,838,320	91,011

	Norwegian Krone	Sell	3/22/12	7,607,610	7,326,155	(281,455)

	Swedish Krona	Buy	3/22/12	1,332,964	1,311,453	21,511

Barclays Bank PLC

	British Pound	Buy	3/22/12	5,550,499	5,525,151	25,348

	Canadian Dollar	Buy	3/22/12	3,523,703	3,496,597	27,106

	Euro	Buy	3/22/12	6,820,303	6,746,512	73,791

	Hong Kong Dollar	Buy	3/22/12	2,264,769	2,264,012	757

	Japanese Yen	Buy	3/22/12	136,028	92,936	43,092

	Norwegian Krone	Buy	3/22/12	308,609	297,344	11,265

	Swedish Krona	Buy	3/22/12	785,886	772,820	13,066

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $289,283,523) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Australian Dollar	Buy	3/22/12	$4,333,695	$4,329,792	$3,903

	British Pound	Buy	3/22/12	269,778	268,398	1,380

	Danish Krone	Sell	3/22/12	3,836,620	3,789,658	(46,962)

	Euro	Buy	3/22/12	10,108,806	9,994,982	113,824

	Hong Kong Dollar	Buy	3/22/12	415,658	415,695	(37)

	Norwegian Krone	Sell	3/22/12	691,581	666,575	(25,006)

	Singapore Dollar	Buy	3/22/12	3,308,794	3,320,308	(11,514)

	Swedish Krona	Buy	3/22/12	1,854,401	1,824,286	30,115

	Swiss Franc	Sell	3/22/12	2,872,596	2,817,340	(55,256)

Credit Suisse AG

	Australian Dollar	Buy	3/22/12	3,899,159	3,895,035	4,124

	British Pound	Buy	3/22/12	1,289,878	1,283,314	6,564

	Canadian Dollar	Buy	3/22/12	1,835,647	1,832,336	3,311

	Euro	Buy	3/22/12	8,990,654	8,894,143	96,511

	Japanese Yen	Buy	3/22/12	451,725	466,601	(14,876)

	Norwegian Krone	Sell	3/22/12	8,187,699	7,883,087	(304,612)

	Swedish Krona	Buy	3/22/12	87,827	86,312	1,515

Deutsche Bank AG

	Australian Dollar	Buy	3/22/12	1,906,351	1,904,210	2,141

	British Pound	Sell	3/22/12	968,243	962,963	(5,280)

	Canadian Dollar	Buy	3/22/12	4,364,296	4,329,812	34,484

	Euro	Buy	3/22/12	12,699,796	12,557,751	142,045

	Swedish Krona	Sell	3/22/12	606,350	596,361	(9,989)

	Swiss Franc	Buy	3/22/12	2,908,637	2,879,707	28,930

Goldman Sachs International

	Australian Dollar	Buy	3/22/12	2,418,142	2,415,336	2,806

	British Pound	Sell	3/22/12	951,859	947,213	(4,646)

	Euro	Sell	3/22/12	8,722,974	8,622,201	(100,773)

	Japanese Yen	Sell	3/22/12	1,307,124	1,396,682	89,558

	Norwegian Krone	Buy	3/22/12	3,420,636	3,293,489	127,147

	Swedish Krona	Buy	3/22/12	2,055,561	2,021,159	34,402

HSBC Bank USA, National Association

	Australian Dollar	Buy	3/22/12	3,039,931	3,033,890	6,041

	British Pound	Buy	3/22/12	2,212,151	2,201,659	10,492

	Euro	Sell	3/22/12	9,807,416	9,694,704	(112,712)

	Hong Kong Dollar	Buy	3/22/12	3,732,325	3,732,705	(380)

	Norwegian Krone	Sell	3/22/12	6,569,255	6,326,052	(243,203)

	Swiss Franc	Buy	3/22/12	1,437,790	1,424,035	13,755

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	3/22/12	1,899,823	1,898,116	1,707

	British Pound	Sell	3/22/12	2,460,455	2,431,258	(29,197)

	Canadian Dollar	Buy	3/22/12	3,152,553	3,128,647	23,906

	Euro	Sell	3/22/12	5,899,479	5,831,724	(67,755)

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $289,283,523) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	JPMorgan Chase Bank, N.A. cont.

	Hong Kong Dollar	Sell	3/22/12	$468,676	$468,741	$65

	Japanese Yen	Sell	3/22/12	3,247,918	3,470,040	222,122

	Norwegian Krone	Buy	3/22/12	495,430	477,343	18,087

	Singapore Dollar	Buy	3/22/12	1,970,196	1,976,354	(6,158)

	Swedish Krona	Sell	3/22/12	1,734,016	1,705,527	(28,489)

	Swiss Franc	Buy	3/22/12	519,285	513,906	5,379

	Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	3/22/12	1,562,339	1,558,908	3,431

	British Pound	Sell	3/22/12	469,885	467,707	(2,178)

	Canadian Dollar	Buy	3/22/12	5,909,205	5,858,217	50,988

	Euro	Sell	3/22/12	14,484,683	14,321,261	(163,422)

	Israeli Shekel	Buy	3/22/12	2,803,604	2,846,707	(43,103)

	Japanese Yen	Buy	3/22/12	5,463,379	5,840,698	(377,319)

	Swedish Krona	Sell	3/22/12	3,783,477	3,717,836	(65,641)

	Swiss Franc	Buy	3/22/12	79,159	78,395	764

	State Street Bank and Trust Co.

	Australian Dollar	Buy	3/22/12	1,841,935	1,840,177	1,758

	Canadian Dollar	Buy	3/22/12	1,822,615	1,809,302	13,313

	Euro	Buy	3/22/12	9,460,192	9,342,333	117,859

	Israeli Shekel	Buy	3/22/12	396,374	402,144	(5,770)

	Norwegian Krone	Sell	3/22/12	7,795,539	7,513,611	(281,928)

	Swedish Krona	Sell	3/22/12	2,745,707	2,701,920	(43,787)

	UBS AG

	Australian Dollar	Buy	3/22/12	4,479,860	4,474,996	4,864

	British Pound	Sell	3/22/12	4,281,141	4,262,370	(18,771)

	Canadian Dollar	Buy	3/22/12	1,691,692	1,678,528	13,164

	Euro	Sell	3/22/12	10,325,055	10,214,278	(110,777)

	Israeli Shekel	Buy	3/22/12	2,803,578	2,846,986	(43,408)

	Norwegian Krone	Buy	3/22/12	4,123,962	3,970,877	153,085

	Swedish Krona	Sell	3/22/12	152,626	150,085	(2,541)

	Swiss Franc	Buy	3/22/12	10,171	10,071	100

	Westpac Banking Corp.

	Australian Dollar	Buy	3/22/12	1,199,708	1,197,234	2,474

	British Pound	Buy	3/22/12	5,064,389	5,041,929	22,460

	Canadian Dollar	Buy	3/22/12	4,033,251	4,002,526	30,725

	Euro	Sell	3/22/12	7,347,002	7,268,201	(78,801)

	Japanese Yen	Sell	3/22/12	1,005,716	1,263,919	258,203

	Total					$(561,423)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Argentina	$3,919,768	$41,087,012	$—

Austria	6,563,335	—	—

Belgium	917,749	—	—

Canada	97,212,825	—	—

China	—	10,626,507	—

Denmark	11,640,504	—	—

Finland	11,005,980	—	—

France	60,473,425	—	—

Germany	68,184,786	—	—

Greece	603,621	—	—

Hong Kong	—	15,298,640	—

Hungary	4,890,679	—	—

Ireland	15,879,721	—	—

Italy	19,041,374	—	—

Japan	—	181,242,586	—

Mexico	7,633,269	—	—

Netherlands	27,143,376	—	—

Norway	29,761,295	—	—

Poland	3,786,873	—	—

Russia	2,262,051	—	—

Singapore	2,567,529	8,367,782	—

South Africa	3,008,906	—	—

South Korea	—	46,400,827	—

Spain	8,707,081	—	—

Sweden	24,305,675	—	—

Switzerland	68,716,618	—	—

Taiwan	—	16,768,757	—

Thailand	3,527,341	—	—

United Kingdom	171,965,439	—	—

United States	10,756,303	—	—

Total common stocks	664,475,523	319,792,111	—
Warrants	—	—	169

Short-term investments	331,000	61,608,902	—

Totals by level	$664,806,523	$381,401,013	$169

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(561,423)	$—

Totals by level	$—	$(561,423)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/29/12 (Unaudited)

ASSETS

Investment in securities, at value, including $55,501,729 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $859,959,082)	$987,467,479
Affiliated issuers (identified cost $58,740,226) (Note 1)	58,740,226

Foreign currency (cost $1,111,003) (Note 1)	1,115,722

Dividends, interest and other receivables	1,968,159

Receivable for shares of the fund sold	1,430,915

Receivable for investments sold	15,484,308

Unrealized appreciation on forward currency contracts (Note 1)	2,024,323

Total assets	1,068,231,132

LIABILITIES

Payable to custodian	2,090,289

Payable for investments purchased	3,053,003

Payable for shares of the fund repurchased	3,537,983

Payable for compensation of Manager (Note 2)	612,727

Payable for investor servicing fees (Note 2)	219,712

Payable for custodian fees (Note 2)	94,773

Payable for Trustee compensation and expenses (Note 2)	200,151

Payable for administrative services (Note 2)	3,577

Payable for distribution fees (Note 2)	424,798

Unrealized depreciation on forward currency contracts (Note 1)	2,585,746

Collateral on securities loaned, at value (Note 1)	58,740,226

Collateral on certain derivative contracts, at value (Note 1)	562,884

Other accrued expenses	133,404

Total liabilities	72,259,273

Net assets	$995,971,859

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,102,167,167

Undistributed net investment income (Note 1)	3,618,129

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(236,756,956)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	126,943,519

Total — Representing net assets applicable to capital shares outstanding	$995,971,859

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($678,772,061 divided by 21,263,621 shares)	$31.92

Offering price per class A share (100/94.25 of $31.92)*	$33.87

Net asset value and offering price per class B share ($26,010,390 divided by 818,427 shares)**	$31.78

Net asset value and offering price per class C share ($47,195,245 divided by 1,485,829 shares)**	$31.76

Net asset value and redemption price per class M share ($8,485,854 divided by 266,852 shares)	$31.80

Offering price per class M share (100/96.50 of $31.80)*`	$32.95

Net asset value, offering price and redemption price per class R share
($119,868,804 divided by 3,816,709 shares)	$31.41

Net asset value, offering price and redemption price per class Y share
($115,639,505 divided by 3,622,772 shares)	$31.92

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/29/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $928,648)	$8,907,455

Interest (including interest income of $939 from investments in affiliated issuers) (Note 6)	2,474

Securities lending (Note 1)	394,488

Total investment income	9,304,417

EXPENSES

Compensation of Manager (Note 2)	3,515,398

Investor servicing fees (Note 2)	1,558,890

Custodian fees (Note 2)	78,132

Trustee compensation and expenses (Note 2)	38,919

Administrative services (Note 2)	12,442

Distribution fees — Class A (Note 2)	813,803

Distribution fees — Class B (Note 2)	127,072

Distribution fees — Class C (Note 2)	229,040

Distribution fees — Class M (Note 2)	29,705

Distribution fees — Class R (Note 2)	278,240

Other	201,784

Total expenses	6,883,425

Expense reduction (Note 2)	(82,375)

Net expenses	6,801,050

Net investment income	2,503,367

Net realized loss on investments (Notes 1 and 3)	(15,458,399)

Net realized loss on foreign currency transactions (Note 1)	(4,612,950)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,252,212

Net unrealized appreciation of investments during the period	22,198,000

Net gain on investments	3,378,863

Net increase in net assets resulting from operations	$5,882,230

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/29/12*	Year ended 8/31/11

Operations:
Net investment income	$2,503,367	$11,107,651

Net realized gain (loss) on investments
and foreign currency transactions	(20,071,349)	130,344,304

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	23,450,212	43,395,717

Net increase in net assets resulting from operations	5,882,230	184,847,672

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(19,036,575)	(7,949,063)

Class B	(475,307)	—

Class C	(917,269)	(95,983)

Class M	(184,024)	(40,431)

Class R	(3,324,589)	(655,754)

Class Y	(3,309,907)	(1,341,362)

Increase in capital from settlement payments (Note 8)	238,808	4,263,244

Redemption fees (Note 1)	28,144	53,786

Decrease from capital share transactions (Note 4)	(54,913,051)	(210,794,134)

Total decrease in net assets	(76,011,540)	(31,712,025)

NET ASSETS

Beginning of period	1,071,983,399	1,103,695,424

End of period (including undistributed net investment
income of $3,618,129 and $28,362,433, respectively)	$995,971,859	$1,071,983,399

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
February 29, 2012**	$32.47	.09	.22	.31	(.87)	—	(.87)	—	.01 [e]	$31.92	1.48*	$678,772	.69*	.30*	21*
August 31, 2011	28.17	.33	4.14	4.47	(.30)	—	(.30)	—	.13 [f,g]	32.47	16.26	754,251	1.47	.95	23
August 31, 2010	28.69	.20	(.61)	(.41)	(.12)	—	(.12)	—	.01 [h]	28.17	(1.43)	793,406	1.64 [i]	.66	27
August 31, 2009	32.09	.39	(3.35)	(2.96)	(.47)	—	(.47)	—	.03 [j,k]	28.69	(8.33)	874,265	1.64 [i,l]	1.78 [l]	84
August 31, 2008	41.54	.63	(8.27)	(7.64)	(1.50)	(.31)	(1.81)	—	—	32.09	(19.01)	1,259,641	1.47 [l]	1.68 [l]	41
August 31, 2007	33.00	.45	8.83	9.28	(.74)	—	(.74)	—	—	41.54	28.43	1,432,999	1.49 [l]	1.15 [l]	37

Class B
February 29, 2012**	$32.08	(.02)	.27	.25	(.56)	—	(.56)	—	.01 [e]	$31.78	1.11*	$26,010	1.07*	(.06)*	21*
August 31, 2011	27.80	.05	4.10	4.15	—	—	—	—	.13 [f,g]	32.08	15.40	30,517	2.22	.15	23
August 31, 2010	28.42	(.06)	(.57)	(.63)	—	—	—	—	.01 [h]	27.80	(2.18)	41,441	2.39 [i]	(.19)	27
August 31, 2009	31.30	.22	(3.10)	(2.88)	(.03)	—	(.03)	—	.03 [j,k]	28.42	(9.04)	72,873	2.39 [i,l]	1.04 [l]	84
August 31, 2008	40.45	.27	(7.99)	(7.72)	(1.12)	(.31)	(1.43)	—	—	31.30	(19.61)	166,262	2.22 [l]	.74 [l]	41
August 31, 2007	32.15	.13	8.64	8.77	(.47)	—	(.47)	—	—	40.45	27.45	416,584	2.24 [l]	.36 [l]	37

Class C
February 29, 2012**	$32.11	(.02)	.25	.23	(.59)	—	(.59)	—	.01 [e]	$31.76	1.08*	$47,195	1.07*	(.07)*	21*
August 31, 2011	27.87	.07	4.09	4.16	(.05)	—	(.05)	—	.13 [f,g]	32.11	15.38	53,823	2.22	.20	23
August 31, 2010	28.48	(.03)	(.59)	(.62)	—	—	—	—	.01 [h]	27.87	(2.14)	55,847	2.39 [i]	(.10)	27
August 31, 2009	31.61	.22	(3.20)	(2.98)	(.18)	—	(.18)	—	.03 [j,k]	28.48	(9.02)	62,683	2.39 [i,l]	1.02 [l]	84
August 31, 2008	40.96	.33	(8.14)	(7.81)	(1.23)	(.31)	(1.54)	—	—	31.61	(19.63)	99,261	2.22 [l]	.89 [l]	41
August 31, 2007	32.57	.15	8.74	8.89	(.50)	—	(.50)	—	—	40.96	27.48	128,552	2.24 [l]	.39 [l]	37

Class M
February 29, 2012**	$32.22	.01	.25	.26	(.69)	—	(.69)	—	.01 [e]	$31.80	1.23*	$8,486	.94*	.05*	21*
August 31, 2011	27.95	.16	4.11	4.27	(.13)	—	(.13)	—	.13 [f,g]	32.22	15.71	9,013	1.97	.46	23
August 31, 2010	28.50	.04	(.60)	(.56)	—	—	—	—	.01 [h]	27.95	(1.93)	9,345	2.14 [i]	.15	27
August 31, 2009	31.66	.28	(3.23)	(2.95)	(.24)	—	(.24)	—	.03 [j,k]	28.50	(8.79)	10,957	2.14 [i,l]	1.28 [l]	84
August 31, 2008	40.97	.40	(8.12)	(7.72)	(1.28)	(.31)	(1.59)	—	—	31.66	(19.40)	17,334	1.97 [l]	1.08 [l]	41
August 31, 2007	32.57	.24	8.73	8.97	(.57)	—	(.57)	—	—	40.97	27.77	28,812	1.99 [l]	.63 [l]	37

Class R
February 29, 2012**	$31.95	.04	.24	.28	(.83)	—	(.83)	—	.01 [e]	$31.41	1.38*	$119,869	.82*	.13*	21*
August 31, 2011	27.73	.26	4.06	4.32	(.23)	—	(.23)	—	.13 [f,g]	31.95	15.99	107,047	1.72	.76	23
August 31, 2010	28.29	.15	(.63)	(.48)	(.09)	—	(.09)	—	.01 [h]	27.73	(1.67)	85,829	1.89 [i]	.51	27
August 31, 2009	31.72	.31	(3.31)	(3.00)	(.46)	—	(.46)	—	.03 [j,k]	28.29	(8.55)	58,878	1.89 [i,l]	1.42 [l]	84
August 31, 2008	41.17	.58	(8.23)	(7.65)	(1.49)	(.31)	(1.80)	—	—	31.72	(19.21)	23,843	1.72 [l]	1.59 [l]	41
August 31, 2007	32.78	.42	8.70	9.12	(.73)	—	(.73)	—	—	41.17	28.10	8,008	1.74 [l]	1.03 [l]	37

Class Y
February 29, 2012**	$32.54	.12	.22	.34	(.97)	—	(.97)	—	.01 [e]	$31.92	1.61*	$115,640	.57*	.41*	21*
August 31, 2011	28.22	.44	4.13	4.57	(.38)	—	(.38)	—	.13 [f,g]	32.54	16.58	117,332	1.22	1.27	23
August 31, 2010	28.73	.29	(.63)	(.34)	(.18)	—	(.18)	—	.01 [h]	28.22	(1.19)	117,828	1.39 [i]	.97	27
August 31, 2009	32.21	.43	(3.38)	(2.95)	(.56)	—	(.56)	—	.03 [j,k]	28.73	(8.11)	105,588	1.39 [i,l]	2.00 [l]	84
August 31, 2008	41.69	.72	(8.30)	(7.58)	(1.59)	(.31)	(1.90)	—	—	32.21	(18.82)	117,703	1.22 [l]	1.93 [l]	41
August 31, 2007	33.10	.53	8.88	9.41	(.82)	—	(.82)	—	—	41.69	28.76	99,570	1.24 [l]	1.36 [l]	37

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to $0.01 per share outstanding as of November 29, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted $0.12 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted $0.01 per share outstanding as of May 11, 2011 (Note 8).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

i Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets as of August 31, 2010 and August 31, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.02 per share outstanding as of May 21, 2009.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.01 per share outstanding as of June 23, 2009.

l Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2009	0.07%

August 31, 2008	<0.01

August 31, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/29/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam International Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks (growth or value stocks or both) of small and midsize companies outside the United States that Putnam Management believes have favorable investment potential. The fund invests mainly in developed countries, but may invest in emerging markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $114,544 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,481,848 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $397,498.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $55,700,398. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $58,740,226.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2011, the fund had a capital loss carryover of $209,739,714 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$123,465,164	$—	$123,465,164	August 31, 2017

86,274,550	—	86,274,550	August 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $925,645,201, resulting in gross unrealized appreciation and depreciation of $193,995,201 and $73,432,697, respectively, or net unrealized appreciation of $120,562,504.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed/Ex-U.S. SmallCap Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.47% of the fund’s average net assets before a decrease of $903,014 (0.10% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375%  of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.  Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $588 under the expense offset arrangements and by $81,787 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $683, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,828 and $212 from the sale of class A and class M shares, respectively, and received $10,513 and $238 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $200,756,528 and $282,085,961, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	1,070,255	$31,194,692	2,788,900	$97,308,627

Shares issued in connection with
reinvestment of distributions	647,022	17,463,122	206,126	7,169,074

	1,717,277	48,657,814	2,995,026	104,477,701

Shares repurchased	(3,682,212)	(107,477,667)	(7,934,853)	(274,871,779)

Net decrease	(1,964,935)	$(58,819,853)	(4,939,827)	$(170,394,078)

	Six months ended 2/29/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	34,368	$1,007,165	73,430	$2,519,881

Shares issued in connection with
reinvestment of distributions	16,760	451,010	—	—

	51,128	1,458,175	73,430	2,519,881

Shares repurchased	(183,913)	(5,347,370)	(612,969)	(21,006,671)

Net decrease	(132,785)	$(3,889,195)	(539,539)	$(18,486,790)

	Six months ended 2/29/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	39,097	$1,122,993	100,077	$3,476,245

Shares issued in connection with
reinvestment of distributions	29,691	798,700	2,367	81,865

	68,788	1,921,693	102,444	3,558,110

Shares repurchased	(259,185)	(7,467,042)	(430,328)	(14,760,402)

Net decrease	(190,397)	$(5,545,349)	(327,884)	$(11,202,292)

	Six months ended 2/29/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	4,326	$120,843	7,681	$270,081

Shares issued in connection with
reinvestment of distributions	6,524	175,552	1,107	38,341

	10,850	296,395	8,788	308,422

Shares repurchased	(23,745)	(693,130)	(63,415)	(2,154,182)

Net decrease	(12,895)	$(396,735)	(54,627)	$(1,845,760)

	Six months ended 2/29/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	1,657,192	$47,838,674	2,319,142	$79,460,151

Shares issued in connection with
reinvestment of distributions	122,063	3,243,226	18,277	626,735

	1,779,255	51,081,900	2,337,419	80,086,886

Shares repurchased	(1,312,731)	(37,587,694)	(2,082,185)	(71,099,359)

Net increase	466,524	$13,494,206	255,234	$8,987,527

	Six months ended 2/29/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	668,557	$19,455,502	1,615,777	$56,396,633

Shares issued in connection with
reinvestment of distributions	108,829	2,936,197	30,498	1,061,319

	777,386	22,391,699	1,646,275	57,457,952

Shares repurchased	(760,491)	(22,147,824)	(2,215,409)	(75,310,693)

Net increase (decrease)	16,895	$243,875	(569,134)	$(17,852,741)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$2,024,323	Payables	$2,585,746

Equity contracts	Investments	169	Payables	—

Total		$2,024,492		$2,585,746

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(4,522,938)	$(4,522,938)

Total	$(4,522,938)	$(4,522,938)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$1,295,829	$1,295,829

Equity contracts	169	—	$169

Total	$169	$1,295,829	$1,295,998

*For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $939 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $81,028,689 and $90,659,954, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $4,033,325 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement

42

payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $199,606 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
	Janet C. Smith	Proxy Manager
Trustees	Vice President, Assistant
Jameson A. Baxter, Chair	Treasurer and Principal	Susan G. Malloy
Ravi Akhoury	Accounting Officer	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis	Robert R. Leveille
Robert J. Darretta	Vice President and
John A. Hill	Chief Compliance Officer

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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SA011
273260 4/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012